                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: December 11, 2000
                       (Date of earliest event reported)

                         BONE CARE INTERNATIONAL, INC.
            (Exact name of Registrant as specified in its charter)

           WISCONSIN                0-27854            39-1527471
(State or other jurisdiction of   (Commission        (IRS Employer
 Incorporation or organization)   File Number)   Identification Number)

                               One Science Court
                           Madison, Wisconsin 53711
                   (Address of principal executive offices)
                                  (ZIP Code)

                                 608-236-2500
             (Registrant's telephone number, including area code)

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Item 5.  Other Events.

         Attached hereto as Exhibit 1.1 is the Underwriting Agreement between the Company and Prudential Securities Incorporated, for itself and on behalf of the Representatives, dated December 11, 2000. Attached hereto as Exhibit 5.1 is the opinion of Michael Best & Friedrich LLP dated December 12, 2000. Attached hereto as Exhibit 99.1 is a press release issued by Bone Care in connection with its public offering of 2,300,000 shares of common stock.

         Exhibits

Exhibit Number    Description
--------------    -----------
      1.1         Underwriting Agreement dated December 11, 2000.

      5.1         Opinion of Michael Best & Friedrich LLP.

     23.1 The consent of Michael Best & Friedrich LLP is contained in its opinion filed as Exhibit 5.1 to this Form 8-K.

     99.1         Press Release Issued by the Company on December 11, 2000.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BONE CARE INTERNATIONAL, INC.
                                       -----------------------------
                                       (Registrant)

Date: December 15, 2000

                                       /s/ Charles W. Bishop, Ph.D.
                                       -----------------------------
                                       Charles W. Bishop, Ph.D.
                                       President and Chief Executive Officer
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                                 Exhibit Index

Exhibit
Number               Description
------               -----------
 1.1                 Underwriting Agreement dated December 11, 2000.

 5.1                 Opinion of Michael Best & Friedrich LLP.

23.1 The consent of Michael Best & Friedrich LLP is contained in its opinion filed as Exhibit 5.1 to this Form 8-K.

99.1                 Press Release Issued by the Company on December 11, 2000.